EXHIBIT 10.1

THE WARRANT REPRESENTED BY THIS CERTIFICATE AND THE SECURITIES TO BE ISSUED UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT") OR APPLICABLE STATE SECURITIES LAWS (THE "STATE ACTS") AND SHALL NOT BE SOLD OR TRANSFERRED UNLESS SUCH SALE OR TRANSFER HAS BEEN REGISTERED UNDER THE SECURITIES ACT AND STATE ACTS, OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS IS AVAILABLE, THE AVAILABILITY OF WHICH MUST BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY.

                          COMMON STOCK PURCHASE WARRANT

WARRANT NO.___________                                  NUMBER OF SHARES:_______


                        SPARTA COMMERCIAL SERVICES, INC.
                     COMMON STOCK, PAR VALUE $.001 PER SHARE
                   VOID AFTER 5:00 P.M. EASTERN STANDARD TIME
                              ON OCTOBER ____, 2008

      This  Warrant  is issued  to  ____________________________  ("Holder")  by
Sparta Commercial Services, Inc., a Nevada corporation (hereinafter with its successors called the "Company").

      For value received and subject to the terms and conditions hereinafter set out, Holder is entitled to purchase from the Company at a purchase price per share of $0.80, _________ fully paid and nonassessable shares of common stock, par value $.001 per share ("Common Shares") of the Company. Such purchase price per Common Share, adjusted from time to time as provided herein, is referred to as the "Purchase Price."

      1. The Holder may exercise this Warrant, in whole or in part, upon surrender of this Warrant, with the exercise form annexed hereto duly executed, at the office of the Company, or such other office as the Company shall notify the Holder in writing, together with a certified or bank cashier's check payable to the order of the Company in the amount of the Purchase Price times the number of Common Shares being purchased.

      2. The person or persons in whose name or names any certificate representing Common Shares is issued hereunder shall be deemed to have become the holder of record of the Common Shares represented thereby as of the close of business on the date on which this Warrant is exercised with respect to such shares, whether or not the transfer books of the Company shall be closed. Until such time as this Warrant is exercised or terminates, the Purchase Price payable and the number and character of securities issuable upon exercise of this Warrant are subject to adjustment as hereinafter provided.


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

      3. Unless previously exercised, this Warrant shall expire at 5:00 p.m. Eastern Standard Time, on OCTOBER ____, 2008 and shall be void thereafter or can be extended at the Company's discretion ("Expiration Date").

      Notwithstanding the foregoing, the Company shall have the right to call the Warrant after a period of one year from the date of issuance at a price of $.05 per share.

      4. The Company covenants that it will at all times reserve and keep available a number of its authorized Common Shares, free from all preemptive rights, which will be sufficient to permit the exercise of this Warrant. The Company further covenants that such shares as may be issued pursuant to the exercise of this Warrant will, upon issuance, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens, and charges.

      5. If the Company subdivides its outstanding Common Shares, by split-up or otherwise, or combines its outstanding Common Shares, the Purchase Price then applicable to shares covered by this Warrant shall forthwith be proportionately decreased in the case of a subdivision, or proportionately increased in the case of a combination.

      6. If (a) the Company reorganizes its capital, reclassifies its capital stock, consolidates or merges with or into another corporation (but only if the Company is not the surviving corporation and no longer has more than a single shareholder) or sells, transfers or otherwise disposes of all or substantially all its property, assets, or business to another corporation, and (b) pursuant to the terms of such reorganization, reclassification, merger, consolidation, or disposition of assets, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock, or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation ("Other Property"), are to be received by or distributed to the holders of Common Shares, then (c) Holder shall have the right thereafter to receive, upon exercise of this Warrant, the same number of shares of common stock of the successor or acquiring corporation and Other Property receivable upon such reorganization, reclassification, merger, consolidation, or disposition of assets as a holder of the number of Common Shares for which this Warrant is exercisable immediately prior to such event. At the time of such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined by resolution of the Board of Directors of the Company) in order to adjust the number of shares of the common stock of the successor or acquiring corporation for which this Warrant is exercisable. For purposes of this section, "common stock of the successor or acquiring corporation" shall include stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock, or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this section shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations, or disposition of assets.

      7. If a voluntary or involuntary dissolution, liquidation or winding up of the Company (other than in connection with a merger or consolidation of the Company) is at any time proposed during the term of this Warrant, the Company shall give written notice to the Holder at least thirty days prior to the record date of the proposed transaction. The notice shall contain: (1) the date on which the transaction is to take place; (2) the record date (which must be at least thirty days after the giving of the notice) as of which holders of the Common Shares entitled to receive distributions as a result of the transaction shall be determined; (3) a brief description of the transaction; (4) a brief description of the distributions, if any, to be made to holders of the Common Shares as a result of the transaction; and (5) an estimate of the fair market value of the distributions. On the date of the transaction, if it actually occurs, this Warrant and all rights existing under this Warrant shall terminate.

      8. In no event shall any fractional Common Share of the Company be issued upon any exercise of this Warrant. If, upon exercise of this Warrant as an entirety, the Holder would, except as provided in this Section 8, be entitled to receive a fractional Common Share, then the Company shall issue the next higher number of full Common Shares, issuing a full share with respect to such fractional share. If this Warrant is exercised at one time for less than the maximum number of Common Shares purchasable upon the exercise hereof, the Company shall issue to the Holder a new warrant of like tenor and date representing the number of Common Shares equal to the difference between the number of shares purchasable upon full exercise of this Warrant and the number of shares that were purchased upon the exercise of this Warrant.

      9. No adjustments in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least five cents in such price, provided however, that any adjustments which by reason of this Section 9 are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

      10. Whenever the Purchase Price is adjusted, as herein provided, the Company shall promptly deliver to the Holder a certificate setting forth the Purchase Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

      11. If at any time prior to the expiration or exercise of this Warrant, the Company shall pay any dividend or make any distribution upon its Common Shares or shall make any subdivision or combination of, or other change in its Common Shares, the Company shall cause notice thereof to be mailed, first class, postage prepaid, to Holder at least thirty full business days prior to the record date set for determining the holders of Common Shares who shall participate in such dividend, distribution, subdivision, combination or other change. Such notice shall also specify the record date as of which holders of Common Shares who shall participate in such dividend or distribution is to be determined. Failure to give such notice, or any defect therein, shall not affect the legality or validity of any dividend or distribution.


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

      12. The Company will maintain a register containing the names and addresses of the Holder and any assignees of this Warrant. Holder may change its address as shown on the warrant register by written notice to the Company requesting such change. Any notice or written communication required or permitted to be given to the Holder may be delivered by confirmed facsimile or telecopy or by a recognized overnight courier, addressed to Holder at the address shown on the warrant register.

      13. This Warrant has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities laws ("State Acts") or regulations in reliance upon exemptions under the Securities Act, and exemptions under the State Acts. Subject to compliance with the Securities Act and State Acts, this Warrant and all rights hereunder are transferable in whole or in part, at the office of the Company at which this Warrant is exercisable, upon surrender of this Warrant together with the assignment hereof properly endorsed.

      14. In case this Warrant shall be mutilated, lost, stolen, or destroyed, the Company may issue a new warrant of like tenor and denomination and deliver the same (a) in exchange and substitution for and upon surrender and cancellation of any mutilated Warrant, or (b) in lieu of any Warrant lost, stolen, or destroyed, upon receipt of evidence satisfactory to the Company of the loss, theft or destruction of such Warrant (including a reasonably detailed affidavit with respect to the circumstances of any loss, theft, or destruction) and of indemnity with sufficient surety satisfactory to the Company.

      15. Unless a current registration statement under the Securities Act, shall be in effect with respect to the securities to be issued upon exercise of this Warrant, the Holder, by accepting this Warrant, covenants and agrees that, at the time of exercise hereof, and at the time of any proposed transfer of securities acquired upon exercise hereof, the Company may require Holder to make such representations, and may place such legends on certificates representing the Common Shares issuable upon exercise of this Warrant, as may be reasonably required in the opinion of counsel to the Company to permit such Common Shares to be issued without such registration.

      16. This Warrant does not entitle Holder to any of the rights of a stockholder of the Company.

      17. Nothing expressed in this Agreement and nothing that may be implied from any of the provisions hereof is intended, or shall be construed, to confer upon, or give to, any person or corporation other than the parties to this Agreement any covenant, condition, stipulation, promise, or agreement contained herein, and all covenants, conditions, stipulations, promises and agreements contained herein shall be for the sole and exclusive benefit of the parties hereto and their respective successors and assigns.

      18. The provisions and terms of this Warrant shall be construed in accordance with the laws of the State of New York.


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

      IN WITNESS WHEREOF, this Warrant has been duly executed by the Company as of the _____ day of October, 2005.

                                                SPARTA COMMERCIAL SERVICES, INC.


                                                By:_____________________________
                                                   Anthony L. Havens
                                                   Chief Executive Officer,
                                                   President and Chairman

HOLDER:


-------------------------------


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

                                FORM OF EXERCISE


                                                      Date: ____________________


To:   SPARTA COMMERCIAL SERVICES, INC.


      The undersigned hereby subscribes for _______ shares of common stock of Sparta Commercial Services, Inc. covered by this Warrant and hereby delivers $___________ in full payment of the purchase price thereof. The certificate(s) for such shares should be issued in the name of the undersigned or as otherwise indicated below:


                                             -----------------------------------
                                             Signature:


                                             -----------------------------------
                                             Printed Name


                                             -----------------------------------
                                             Name for Registration, if different


                                             -----------------------------------
                                             Street Address


                                             -----------------------------------
                                             City, State and Zip Code


                                             -----------------------------------
                                             Social Security Number

                                   ASSIGNMENT


      For Value Received, the undersigned hereby sells, assigns and transfers unto the assignee(s) set forth below the within Warrant certificate, together with all right, title and interest therein, and hereby irrevocably constitutes and appoints ___________________________________ attorney, to transfer the said Warrant on the books of the within-named Company with respect to the number of Common Shares set forth below, with full power of substitution in the premises.

                  Social Security or
                  other Identifying
Name(s) of        Number(s) of                             No. of
Assignee(s)       Assignee(s)               Address        Shares
-----------       ------------------        -------        ------




Dated:______________________________


                                             -----------------------------------
                                             Signature

                                             NOTICE:  THE   SIGNATURE   TO  THIS
                                             ASSIGNMENT   MUST   CORRESPOND WITH
                                             THE NAME AS WRITTEN UPON  THE  FACE
                                             OF THE WARRANT IN EVERY PARTICULAR,
                                             WITHOUT  ALTERATION OR ENLARGEMENT,
                                             OR ANY CHANGE WHATSOEVER.


                                             -----------------------------------
                                             Print Name and Title